T. Rowe Price Emerging Markets Stock Fund

T. Rowe Price Institutional Emerging Markets Equity Fund

Supplement to Prospectus and Summary Prospectus dated January 1, 2026

T. Rowe Price Health Sciences Fund

T. Rowe Price U.S. Equity Research Fund

T. Rowe Price U.S. Large-Cap Core Fund

Supplement to Prospectus and Summary Prospectus dated March 1, 2026

T. Rowe Price Tax-Efficient Equity Fund

Supplement to Prospectus and Summary Prospectus dated May 1, 2026

On June 25, 2026, the fund’s shareholders approved a proposal to change the fund’s diversification policy from diversified to nondiversified. The switch from diversified to nondiversified will become effective on July 1, 2026.

Accordingly, all of the following changes are effective July 1, 2026.

In the Summary Prospectus, and Sections 1 and 2 of the Prospectus, the disclosure under “Principal Investment Strategies” is supplemented as follows:

The fund is nondiversified, which means it may invest a greater percentage of its assets in a particular issuer than is permissible for a diversified fund.

In the Summary Prospectus and Section 1 of the Prospectus, the disclosure under “Principal Risks” is supplemented as follows:

Nondiversification: As a nondiversified fund, the fund has the ability to invest a larger percentage of its assets in the securities of a smaller number of issuers than a diversified fund. As a result, poor performance by a single issuer could adversely affect fund performance more than if the fund were invested in a larger number of issuers. The fund’s share price can be expected to fluctuate more than that of a similar fund that is more broadly diversified.

In Section 2 of the Prospectus, the disclosure under “Principal Risks” is supplemented as follows:

Nondiversification: Because the fund is nondiversified and thus can invest more of its assets in a smaller number of issuers, it is more exposed to the risks associated with an individual issuer than a fund that invests more broadly across many issuers. For example, poor performance by a single large holding of the fund would adversely affect the fund’s performance more than if the fund were invested in a larger number of issuers.

The date of this supplement is June 30, 2026.

G78-041 6/30/26